Execution Version FIRST AMENDMENT AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT This FIRST AMENDMENT AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment and Consent”), dated as of June 7, 2024, is entered into by and among EXPLORATORY VENTURES, LLC, a limited liability company that is duly formed and validly existing under the laws of the state of Delaware (the “Borrower”), UNITED STATES STEEL CORPORATION, a corporation that is duly incorporated and validly existing under the laws of the state of Delaware (the “Parent Guarantor”), KFW IPEX- BANK GMBH, as Facility Agent (in such capacity together with its permitted successors and assigns, the “Facility Agent”) acting on behalf of the Majority Lenders (as defined in the Credit Agreement (as defined below)), with respect to the Amended and Restated Credit Agreement, dated as of December 22, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Parent Guarantor, KFW IPEX-Bank GmbH, as Mandated Lead Arranger and ECA Structuring Bank, KFW IPEX-Bank GmbH, as ECA Agent, and the Lenders and the other parties from time to time party thereto. WHEREAS, pursuant to Section 22.4(a) of the Credit Agreement, the Borrower has requested that the Majority Lenders consent to the amendments to the Credit Agreement set forth herein; WHEREAS, the Majority Lenders, acting through the Facility Agent, have agreed, upon the terms and subject to the conditions set forth herein, to amend such provisions of the Credit Agreement as set forth herein; WHEREAS, pursuant to Section 10.10(b) of the Credit Agreement, the Borrower must not amend or waive any material provisions under the Project Equipment Supply Agreement which could reasonably be expected to be relevant for the interests of the Facility Agent, the ECA Agent and/or the OeKB Guarantor with respect to the deliveries and/or services under the Project Equipment Supply Agreement (including, without limitation, any amendment which changes or has the effect of changing the Export Contract Value, the Eligible Project Costs, the payment terms or the scope of work); WHEREAS, the Borrower wishes to enter into that certain Amendment No. 7 to ESP Amendment to the Project Equipment Supply Agreement in substantially the form attached hereto as Exhibit A (“PESA Amendment) which, amends: (i) the date by which the First Coil Date is achieved thereunder from July 15, 2024 to January 15, 2025, (ii) the end date for the period in connection with Performance Testing (as such term is defined under the Project Equipment Supply Agreement) from November 1, 2024 until May 1, 2025, and (iii) the date on which the Acceptance Certificate in connection with Final Acceptance is issued from January 31, 2025 to July 31, 2025; and WHEREAS, the Borrower has requested that the Majority Lenders consent to the Borrower’s entry into the PESA Amendment.

2 NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement, as amended hereby, are used herein as therein defined. SECTION 2. Effective Date Amendments and Consent. Effective as of the Amendment Effective Date (as defined below), (a) the Credit Agreement is hereby amended as follows: (i) Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined term in alphabetical order: “Merger Agreement” means that certain Agreement and Plan of Merger, dated as of December 18, 2023, by and among Nippon Steel North America, Inc., 2023 Merger Subsidiary, Inc., solely as provided in Section 9.13 therein, Nippon Steel Corporation and the Parent Guarantor.” (ii) The definition of “Change of Control” is hereby amended by adding the following at the end of such definition: “Notwithstanding anything to the contrary in this definition, the consummation of the transactions contemplated by the Merger Agreement do not constitute a Change of Control.” (iii) Upon delivery of notice to the Facility Agent by the Borrower that the financial year end of the Borrower and Parent Guarantor (as applicable) shall be changed from December 31 to March 31, the definition of “Fiscal Year” shall be automatically amended by deleting it in its entirety and replacing it with the following: “Fiscal Year” means the period of April 1 to March 31 of each year.” (iv) Upon delivery of notice to the Facility Agent by the Borrower under Section 2(a)(iii) hereof, to the extent unaudited unconsolidated Financial Statements of the Borrower have not been delivered under Section 10.1(a)(iii)(A)(x) of the Credit Agreement, then Section 10.1(a)(iii)(A)(x) of the Credit Agreement shall be amended by deleting “(which shall not be later than the first quarter of the Fiscal Year ending 2025)” and replacing it with “(which shall not be later than the first quarter of the Fiscal Year ending March 31, 2026)”; and (b) the Majority Lenders party hereto hereby consent and agree to the Borrower’s entry into the PESA Amendment. SECTION 3. Merger Date Amendments. Effective as of the Merger Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

3 (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined term in alphabetical order: “Permitted Holder” means Nippon Steel Corporation, directly or indirectly through any of its Subsidiaries. (b) Sub-section (x) of the definition of “Change of Control” is hereby amended by deleting it in its entirety and replacing it with the following: “(x) with respect to the Parent Guarantor: (a) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than any Permitted Holder) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 35% (or 50% if the Parent Guarantor is no longer listed on a stock exchange) of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests in the Parent Guarantor, unless, the Permitted Holders have, at such time, directly or indirectly, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors of the Parent Guarantor; (b) the adoption of a plan relating to the liquidation or dissolution of the Parent Guarantor; or (c) the merger or consolidation of the Parent Guarantor with or into another Person or the merger of another Person with or into the Parent Guarantor, or the sale of all or substantially all the assets of the Parent Guarantor (determined on a consolidated basis) to another Person, other than a merger or consolidation transaction in which shareholders that represented 100% of the Equity Interests of the Parent Guarantor immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Equity Interests of the surviving Person in such merger or consolidation transaction immediately after such transaction and in substantially the same proportion as before the transaction. provided, however that (A) if any person or group includes one or more Permitted Holders, the issued and outstanding Equity Interests of the Parent Guarantor directly or indirectly owned by Permitted Holders that are part of such person or group shall not be treated as being beneficially owned by such person or group or any other member of such person or group for purposes of this definition and (B) a person or group shall be deemed not to beneficially own securities subject to an equity or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the securities in connection with the transactions contemplated by such agreement; and” SECTION 4. Effectiveness. This Amendment and Consent shall become effective on the first date (the “Amendment Effective Date”) on which:

4 (a) the Facility Agent (or its counsel) shall have received executed signature pages to this Amendment and Consent from the Facility Agent, the Parent Guarantor and the Borrower; (b) the Facility Agent (or its counsel) shall have received an Officer’s Certificate, certifying that each of the representations and warranties made by the Borrower in Section 5 below are true and correct on the Amendment Effective Date; (c) all outstanding fees, costs and expenses due to the Facility Agent and the Lenders pursuant to Section 7.4 (Payment of Out-Of-Pocket Costs and Expenses) of the Credit Agreement, including on account of Freshfields Bruckhaus Deringer US LLP as the Facility Agent’s outside counsel, shall have been paid in full to the extent that the Borrower has received an invoice therefor at least three Business Days prior to the Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoice); and (d) the OeKB Guarantor shall have provided its written consent with respect to this Amendment and Consent; provided, that the amendments effected by Section 3 hereby shall become effective immediately upon the consummation of the merger contemplated by the Merger Agreement (such date, the “Merger Effective Date”). SECTION 5. Representations and Warranties. In order to induce the Facility Agent to enter into this Amendment and Consent, the Borrower represents and warrants to the Facility Agent: (a) that both immediately prior to and immediately after giving effect to this Amendment and Consent, no Default or Event of Default exists; (b) the execution, delivery and performance by the Borrower of this Amendment and Consent and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action, including the consent of shareholders, partners and members where required, do not contravene any of the Borrower’s organizational documents, do not violate any Applicable Law or any order or decree of any Governmental Body or arbiter and do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Body or any other Person in order to be effective and enforceable; and (c) this Amendment and Consent has been duly executed and delivered on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy or insolvency laws, or Applicable Law affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability. SECTION 6. References to and Effect on Other Financing Documents; No Waiver.

5 (a) On and after the Amendment Effective Date or the Merger Effective Date, as applicable, this Amendment and Consent shall for all purposes be deemed to be a Finance Document under the Credit Agreement and the other Finance Documents and each reference in the Credit Agreement to “this Agreement”, “the Credit Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Finance Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Amendment and Consent. (b) Except as expressly modified by this Amendment and Consent, the Credit Agreement is and shall continue to be unchanged and in full force and effect and is hereby in all respects ratified and confirmed. (c) The execution, delivery and effectiveness of this Amendment and Consent shall not operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Transaction Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Transaction Documents. SECTION 7. Miscellaneous. (a) This Amendment and Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. (b) This Amendment and Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be effective for purposes of binding the parties hereto, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment and Consent by electronic transmission (i.e., a “pdf” or “tif”), including email and DocuSign, shall be effective as delivery of a manually executed counterpart of this Amendment and Consent. (c) This Amendment and Consent constitutes the entire agreement and understanding of the parties hereto relating to the subject matter hereof, and supersedes any and all prior agreements and understandings, written or oral, of the parties hereto relating to the subject matter hereof. (d) The provisions of Sections 22.10, 22.11, 22.12 and 22.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and shall apply as if fully set forth herein. [The remainder of this page is intentionally left blank.]

US-LEGAL-12701753/12 104165-0175 [Exhibit A to US Steel Amendment and Consent] EXHIBIT A FORM OF PESA AMENDMENT

James Bell VP, Construction